Exhibit 10dd-7

                      SEVENTH AMENDMENT
                             TO
              AMERITECH MID-CAREER PENSION PLAN

  (As Amended and Restated Effective as of January 1, 1989)



     RESOLVED, that pursuant to the authority granted to

this Committee, the Ameritech Mid-Career Pension Plan (As

Amended and Restated Effective as of January 1, 1989) (the

"Plan"), is hereby amended effective as of August 18, 1993,

to delete the term "30th" from Paragraph 8(c) of Section 4

of the Plan and to substitute therefor the term "60th".














[PJW0427.DOC]